Exhibit 10.45

                           GOODWILL PURCHASE AGREEMENT


         This Goodwill Purchase Agreement (the "Agreement"), dated as of the 28th day of April, 2000, is by and between HLM DESIGN, INC. (the "Purchaser") and SCOTT L. BRADY, P.E. ("Seller").


                                    Agreement
                                    ---------

         Purchaser and Seller are parties to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated April 28, 2000, concerning the sale and purchase of all of the outstanding capital stock of BL&P Engineers, Inc. (the "Company") by Purchaser from Seller. In connection with and pursuant to the Stock Purchase Agreement, Purchaser and Seller have also agreed to the sale and purchase of the Seller's Goodwill (defined below) pursuant to the terms of this Agreement.

         In consideration of the respective covenants, representations and warranties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.
                                PURCHASE AND SALE
                                -----------------

         1.1 Agreement to Sell. At the Closing hereunder (as defined in Section
2.1 hereof) and except as otherwise specifically provided in this Section 1.1, Seller shall grant, sell, convey, assign, transfer and deliver to Purchaser, upon and subject to the terms and conditions of this Agreement, all right, title and interest of Seller in and to all of his personal goodwill attributable and relating to the Company, its customers, business and accounts (the "Goodwill"), free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever.

         1.2 Agreement to Purchase. At the Closing hereunder, Purchaser shall purchase the Goodwill from Seller, upon and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants of Seller contained herein, in exchange for the Purchase Price (hereinafter defined in Section 1.3 hereof).

         1.3 The Purchase Price. The Purchase Price shall be $1,556,000.00. The Purchase Price shall be paid to Seller by way of a subordinated promissory note substantially in the form attached hereto as Exhibit A (the "Note"). Seller shall, as a condition to closing, execute and deliver the Seller Subordination Agreement in the form attached hereto as Exhibit B (the "Subordination Agreement").

                                   ARTICLE II.
                   CLOSING, ITEMS TO BE DELIVERED, THIRD PARTY
                         CONSENTS AND FURTHER ASSURANCES
                         -------------------------------

         2.1 Closing. The closing (the "Closing") of the sale and purchase of the Goodwill shall take place on or before April 28, 2000 (or such date either prior or subsequent thereto as the parties hereto shall mutually agree), in the offices of the Company in Dallas, Texas (or at such other place as the parties hereto shall mutually agree). The date of the Closing is sometimes herein referred to as the "Closing Date".

         2.2 Items to be Delivered at Closing. At the Closing and subject to the terms and conditions herein contained:

                  (a) Seller shall deliver to Purchaser the following:

                           (i) such bills of sale with covenants of warranty,
                  assignments, endorsements, and other good and sufficient instruments and documents of conveyance and transfer, in form reasonably satisfactory to Purchaser and its counsel, as shall be necessary and effective to transfer and assign to, and vest in, Purchaser all of Seller's right, title and interest in and to the Goodwill.

                           (ii) the Subordination Agreement.

                  (b) Purchaser shall deliver to Seller the following:

                           (i) the Note.

         2.3 Further Assurances. Seller from time to time after the Closing, at Purchaser's request, will execute, acknowledge and deliver to Purchaser such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as Purchaser my reasonably require in order to vest more effectively in Purchaser, or to put Purchaser more fully in possession of any

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

of the Goodwill. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other part hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to Purchaser that:

                  3.1.1 Authority; Enforceable Obligations. The Seller has the authority and legal right to execute, deliver and perform this Agreement. This Agreement has been, and the other agreements, documents and instruments required to be delivered by Seller in accordance with the provisions hereof (the "Seller's Documents") will be duly executed and delivered by Seller, and this Agreement constitutes, and the Seller's Documents when executed and delivered will constitute, the legal, valid and binding obligations of Seller, enforceable against him in accordance with their respective terms.

                  3.1.2 Validity of Contemplated Transactions, Etc. The execution, delivery and performance of this Agreement by Seller does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under, (a) any existing law, ordinance, or governmental rule or regulation to which Seller is subject, (b) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Seller, or (c) any agreement, contract, commitment, Authorization (hereinafter defined in Section 3.1.7), or other instrument, document or understanding, oral or written, to which Seller is a party, by which Seller may have rights or by which any of the Goodwill may be bound or affected, or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of Seller thereunder. Except as aforesaid, no authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the

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

         execution, delivery or performance of this Agreement by Seller.

                  3.1.3 No Third Party Options. There are no existing agreements, options, commitments or rights with, of or to any person to acquire any of the Goodwill or any interest therein.

                  3.1.4 Title to Goodwill. Seller has good, valid and marketable title to the Goodwill free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and other encumbrances and defects of title of any nature whatsoever.

                  3.1.5 Compliance with Law; Authorizations. Seller has complied with each, and is not in violation of any, law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign, to which Seller's business, operations, assets or properties is subject ("Regulations"). Seller owns, holds, possesses or lawfully uses all licenses, permits, rights, applications, filings, registrations and other authorizations ("Authorizations") which are in any manner necessary for the ownership and use of the Goodwill free and clear of all liens, charges, restrictions and encumbrances and in compliance with all Regulations. Seller is not in default, nor has it received any notice of any claim of default, with respect to any such Authorization. None of such Authorizations will be adversely affected by consummation of the transactions contemplated hereby.

                  3.1.6 Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the knowledge of Seller, threatened against Seller or which relates to the Goodwill or the transactions contemplated by this Agreement, nor does Seller know of any reasonably likely basis for any such litigation, arbitration, investigation or proceeding, the result of which could adversely affect Seller, the Goodwill or the transactions contemplated hereby.

                  3.1.7 Restrictions. Seller is not a party to any agreement, contract, commitment, authorization or other instrument, document or understanding, oral or written, which materially adversely affects or materially restricts or, so far as Seller can now reasonably foresee, may in the future


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

         materially adversely affect or materially restrict use of the Goodwill after consummation of the transactions contemplated hereby.

         3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows:

                  3.2.1 Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  3.2.2 Corporate Power and Authorization. Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

                  3.2.3 Validity of Contemplated Transactions, Etc. The execution, delivery and performance of this Agreement by Purchaser does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other party to, (a) any existing law, ordinance, or governmental rule or regulation to which Purchaser is subject, (b) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Purchaser, (c) the charter documents or Bylaws of, or any securities issued by, Purchaser, or (d) any mortgage, indenture, agreement, contract, commitment, lease, plan or other instrument, document or understanding, oral or written, to which Purchaser is a party or by which Purchase is otherwise bound. Except as aforesaid, no authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery and performance of this Agreement by Purchaser.

         3.3 Survival of Representations and Warranties. All representations and warranties made by the parties in this Agreement or in any certificate, schedule, statement, document or instrument furnished hereunder or in connection with negotiation, execution and performance of this Agreement shall survive the

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

Closing until the expiration of the applicable statute of limitations with respect to any and all claims in connection therewith. Notwithstanding any investigation or audit conducted before or after the Closing Date or the decision of any party to complete the Closing, each party shall be entitled to rely upon the representations and warranties set forth herein and therein.

         3.4 Indemnification and Setoff. After the Closing Date, the Seller shall indemnify, defend and hold harmless the Purchaser as hereinafter provided against and in respect of any and all damage, loss, liability, cost or expense (including, unless otherwise provided herein, the reasonable fees and expenses of counsel and any tax liability resulting from any indemnity payment made hereunder) resulting from, or in respect of, (a) any misrepresentation or breach of warranty of the Seller or nonfulfillment of any obligation on the part of the Seller under this Agreement, or from any misrepresentation in or omission from any certificate, Schedule, Exhibit, related agreement, financial statement, or instrument delivered by or on behalf of the Seller hereunder, and (b) all expenses and costs, including but not limited to legal fees, reasonably paid or incurred in connection with any of the foregoing. Without limiting its other rights and remedies hereunder, and in addition to its rights and remedies in this Agreement provided, the Purchaser shall have the right to withhold and setoff against payments otherwise due and payable to the Seller hereunder the amount of any damages either suffers as a result of any breach by the Seller of any representation, warranty, agreement or term hereof or of the Stock Purchase Agreement and for any and all amounts with respect to which the Purchaser is entitled to indemnification as provided in this Section 3.4 hereof.

                                   ARTICLE IV.
                       CONDITIONS PRECEDENT TO THE CLOSING

         4.1 Conditions Precedent to Purchaser's Obligations. All obligations of Purchaser under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

                  4.1.1 Representations and Warranties True as of the Closing Date. The representations and warranties of Seller contained in this Agreement or in any certificate or document delivered by Seller to Purchaser pursuant to the provisions hereof shall have been true on the date hereof and shall be

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

         true on the Closing Date with the same effect as though such representations and warranties were made as of such date.

                  4.1.2 Compliance with this Agreement. Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  4.1.3 No Threatened or Pending Litigation. On the Closing Date, no suit, action or other proceeding, or injunction or final judgment relating thereto, shall be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

                  4.1.4 Consents and Approvals. All consents required by the terms of the contracts, commitments or agreements applicable to Seller shall have been obtained.

                  4.1.5 Approval of Counsel; Corporate Matters. All actions, proceedings, resolutions, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall have been approved on the Closing Date by counsel for Purchaser, in the exercise of their reasonable judgment.

                  4.1.6 Closing Under Stock Purchase Agreement. Seller shall have performed and complied with all agreements and conditions required of it under the Stock Purchase Agreement and the transactions contemplated thereunder shall have closed.

         4.2 Conditions Precedent to the Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

                  4.2.1 Representations and Warranties True as of the Closing Date. The representations and warranties of Purchaser contained in this Agreement or in any certificate or document delivered by Purchaser to Seller pursuant to the provisions hereof shall be true on the Closing Date with the same effect
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

         as though such representations and warranties were made as of such date.

                  4.2.2 Compliance with this Agreement. Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  4.2.3 Closing Under Stock Purchase Agreement. Purchaser shall have performed and complied with all agreements and conditions required of it under the Stock Purchase Agreement and the transactions contemplated thereunder shall have closed.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Amendment and Modification. This Agreement may be amended, modified and supplemented at any time with respect to any of the terms contained herein, by a written agreement signed by all of the parties hereto.

         5.2 Waiver. The failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other party or parties hereto affected thereby, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent waiver or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

         5.3 Notices. All notices, claims, requests, demands or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, by first class certified mail, return receipt requested, with postage paid, or by receipted overnight courier service to the intended recipient at the address specified below or at such other address as shall be designated by such party in any notice delivered as above provided to the other parties hereto.

---------------------------------------- ---------------------------------------

Notices to Purchaser:                    With a Copy to:
--------------------                     --------------
---------------------------------------- ---------------------------------------


HLM Design, Inc.                         Underwood Kinsey Warren & Tucker, P.A.
Suite 2950                               Suite 2020
121 West Trade Street                    201 South College Street
Charlotte, NC   28202-5399               Charlotte, NC   28244-2020
---------------------------------------- ---------------------------------------


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

---------------------------------------- ---------------------------------------
ATTN:  Vernon B. Brannon                 ATTN:  Shirley J. Linn, Esq.
       Senior Vice President
---------------------------------------- ---------------------------------------


---------------------------------------- ---------------------------------------
Notices to Seller:                       With a Copy to:
-----------------                        --------------
---------------------------------------- ---------------------------------------

Scott L. Brady, P.E.                     Gardere & Wynne, L.L.P.
5908 Shorefront Lane                     3000 Thanksgiving Tower
Flower Mound, Texas 75022                1601 Elm Street
                                         Dallas, Texas 75201-4761
                                         Attn: Alan J. Perkins, Esq.
---------------------------------------- ---------------------------------------

         5.4 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto; provided, that the Purchaser may, without the prior written consent of the Seller and the Company, assign its rights hereunder and under any other Contracts or documents executed or delivered in connection herewith to (i) an affiliate of the Purchaser, or (ii) its lenders as collateral in connection with the financing of the transactions contemplated hereby; provided, further that in any such event the Purchaser shall remain liable with respect to all of the Purchaser's obligations under this Agreement or such other Contracts or documents notwithstanding Purchaser's assignment pursuant hereto.

         5.5 Governing Law. This Agreement shall be governed by the laws of the State of North Carolina, without regard to its principles of conflict of laws.

         5.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.7 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.8 Entire Agreement. This Agreement, with all Schedules and Exhibits thereto, embodies the entire agreement and understanding of the parties hereto with regard to the subject matter hereof and
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

supersedes all prior agreements, representations, warranties, promises, covenants, arrangements and understandings, oral or written, express or implied, among the parties with respect to such subject matter, including, but not limited to, the letter of intent dated October 26, 1999. There are no agreements, representations, warranties, promises, covenants, arrangements or understandings among the parties hereto with respect to such subject matter other than those expressly set forth or referred to herein.

         5.9 No Benefit. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the signatories to this Agreement and each of their respective heirs, successors and permitted assigns.

         5.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of another party hereto under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereafter occurring. All remedies, whether under this Agreement, by law or otherwise, afforded to any party shall be cumulative and not alternative.

         5.11 Severability. The provisions of this Agreement shall be separable and a determination that any provision of this Agreement is either unenforceable or void shall not affect the validity of any other provision of this Agreement. Wherever possible all provisions shall be interpreted so as not to be unenforceable and any court of competent jurisdiction is authorized and directed by the parties to enforce any otherwise unenforceable provision in part, to modify it, to enforce it only to a degree and not fully, or otherwise to enforce that provision only in a manner and to an extent, or for a shorter period of time, that renders the provision valid or enforceable. The intent of the parties is that this Agreement be enforceable and enforced to the maximum extent possible after excising (or deeming excised) all invalid or unenforceable provisions, whether or not the remaining provisions are grammatically correct.

         5.12 Expenses. The Seller and the Purchaser shall bear their respective own expenses with respect to this Agreement and the transactions contemplated hereby.

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


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first written.


                                HLM DESIGN, INC.


                                By: /s/ Vernon B. Brannon
                                   ---------- -------------------------
                                         Vernon B. Brannon, Senior Vice
                                         President




                                /s/ Scott L. Brady           (SEAL)
                                    -------------------------
                                Scott L. Brady, P.E.



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